SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 26, 2002
(Date of Earliest Event Reported)

Royal Finance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-26307	65-0827278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1481 South Military Trail, Suite 12, West Palm Beach, FL		33415
(Address of principal executive offices)		(Zip Code)

                             Registrant's telephone number, including area code: 561-649-3901

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to the action of the board of directors of Royal Finance, Inc. at a special meeting held on February 25, 2002, Thomas J.Craft, Jr.and Richard Rubin were elected as directors, following which Leon Wilde and Lisa Wilde, spouse of Leon Wilde, resigned as directors of the Company. At the date of the special meeting and immediately prior to the appointment of Messrs. Craft and Rubin to the board, the Company had three directors and with the resignation of the Wildes, the Company continues to have three directors. The resolutions appointing Messrs. Craft and Rubin to the board were appointed by the action of a majority of the Company's three person board of directors. The third director, Douglas Meyers, was removed as chief executive officer, president and an employee/agent of the Company. Following the election of Thomas J.Craft, Jr. and Richard Rubin, the Company authorized the issuance and sale of 8 million shares of the Company's restricted common stock, par value $.01 per share, to Kykuit Corporation, a Florida corporation controlled by Messrs. Craft and Rubin, as well as a third individual. As a result of the issuance and sale of the restricted shares to Kykuit Corporation, Messrs. Craft and Rubin beneficially own directly or indirectly approximately 50.4% of the Company's issued and outstanding shares of common stock. There was no cash consideration paid directly to the Company in connection with the issuance of the restricted shares to Kykuit Corporation. However, Kykuit Corporation has agreed to pay for the expenses associated with the preparation and filing of the Company's Annual Report on Form 10-KSB for its year ended December 31, 2001, including related accounting and legal expenses, and to pay certain current payables of the Company necessary for the Company to remain current and reporting under the Securities Exchange Act of 1934. The estimate cash to be paid by Kykuit and its affiliates on behalf of the Company is approximately $50,000. In addition, Kykuit has agreed to negotiate with certain creditors of the Company for the purpose of settling amounts that may be due and owing. At the date of this current report, the total amount of the Company's liabilities is not known to Kykuit. As a result of the agreement of Kykuit, additional monies may be paid on behalf of the Company in excess of the $50,000. The source of consideration payable by Kykuit Corporation is from its working capital.

(b) The following table contains information regarding the shareholder ownership of the Company, its directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's shares:

Name	Amount of Stock Beneficially owned (1)	Percent of Common Stock Beneficially Owned
Kykuit Corporation 730 Fifth Avenue, Suite 911, New York, NY 10019(2)	8,000,000	62.67%
Douglas Meyers, Director 3010 Inverrary Drive, Apt. 2T Lauderhill, FL 33319	1,061,834	8.32%
All directors and executive officers as a group (3 persons)	7,461,834	58,46%
(1) Based upon 12,764,358 outstanding shares of common stock.
(2) Thomas J. Craft, Jr. and Richard Rubin are the beneficial owner of 80% of Kykuit Corporation.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company is also filing this Current Report on Form 8-K to report a change in certifying accountants. The Company filed a Form 8-K/A2 on October 12, 2001 pursuant to which it announced that its independent public accountant, Mark Escoffery, P.A., resigned as the Company's accountant. The board of directors on February 26, 2002, engaged Grassano Accounting, P.A., to audit the Company's financial statements for its fiscal year ended December 31, 2001. which change took place in connection with the Company's change in control and business combination with Fifth Avenue Acquisition I Corp., the

(a)(1) Previous Independent Accountant

(i) The Company's financial statements for its fiscal years ended December 31, 2000 and 1999 were audited by Mark Escoffery, P.A., which firm resigned effective October 12, 2001.
(ii) The audit reports of Mark Escoffery, P.A. on the financial statements of the Company for the years ended December 31, 2000 and 1999, dated March 27, 2001 and April 3, 2000, respectively, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii) The decision to engage the firm of Grassano Accounting, P.A. for the audit of the Company's financial statements for its year ended December 31, 2001 was made by the majority of the Company's board of directors, effective February 25, 2002, as a result of the change in control and the fact that the Company's prior accountant had resigned.
(iv) During the fiscal year ended December 31, 2000 and through the date of the resignation of Mark Escoffery, P.A., the Company has had no disagreements with its former accountant, Mark Escoffery, P.A., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
(v) The Company was furnished with a letter from Mark Escoffery, P.A. dated December 11, 2001 stating that it agreed with the disclosure in the Company's Form 8-K filed on December 13, 2001, as Exhibit 16.

(a)(2) Engagement of New Independent Accountant.

Effective as of February 26, 2002, Grassano Accounting, P.A. has been engaged by the Company as its independent accountant to audit the Company's financial statements for its year ended December 31, 2001.

(a)(3) The Company has provided the former accountant with a copy of the disclosures it is making in response to this Item 4 prior to the filing of this Form 8-K and requested that the former accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, the respect in which it does not agree.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On February 21, 2002,  Martin P. Bolodian resigned as the Company's president and as a director. Effective February 25, 2002, prior to the appointment of Thomas J.Craft, Jr. as a director and as the Company's president/chief executive officer and Richard Rubin as a director and the Company's secretary, Leon Wilde resigned as a director and chief financial officer and Lisa Wilde, his spouse,  resigned as a director and secretary. The resignations of each of the above are attached as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Description of Exhibit	Page
17.1 Letter on Director Resignation-Martin P. Bolodian	7
17.2 Letter on Director Resignation-Leon Wilde	8
17.1 Letter on Director Resignation-Lisa Wilde	8

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Finance, Inc.
By: /s/ Thomas J. Craft, Jr.
President, Chief Executive Officer and Director
Date: February 27, 2002

Exhibit 17.1 Letter on Director Resignation-Martin P. Bolodian

Royal Finance, Inc.
1481 S Military Trail, Suite 14
West Palm Beach, Fl 33415

561-649-3901 office	561-965-2903 fax
February 21, 2002

Douglas Meyers
1481 S. Military Trail
Suite 12
West Palm Beach, Florida 33415

Dear Doug,

This letter shall confirm my resignation as officer, director and employee of Royal Finance, Inc. effective immediately. I shall expect fair compensation for my services from October 1, 2002 through February 2002. This compensation may come in the form of cash or stock equivalent. Please acknowledge this letter with your original signature and return to me.

Thank you for your anticipated consideration.

Sincerely,

/s/ Martin P. Bolodian
President and Director

CC: Richard Green

Exhibit 17.2 Letter on Director Resignation-Leon Wilde

RESIGNATION FROM THE BOARD OF DIRECTORS
OF
ROYAL FINANCE, INC.

Effective immediately, I hereby resign from the Board of Directors of Royal Finance, Inc., a Florida corporation.

Signed this 25th day of February 2002.

/s/ Leon Wilde
Leon Wilde

Exhibit 17.3 Letter on Director Resignation-Lisa Wilde

RESIGNATION FROM THE BOARD OF DIRECTORS
OF
ROYAL FINANCE, INC.

Effective immediately, I hereby resign from the Board of Directors of Royal Finance, Inc., a Florida corporation.

Signed this 25th day of February 2002.

/s/ Lisa Wilde
Lisa Wilde